SEC FILE NO. 02-91302
                                                           SEC FILE NO. 02-48906
                                                           SEC FILE NO. 33-56094
                                                           SEC FILE NO. 02-34552
                                                           SEC FILE NO. 33-67852

                                  PILGRIM FUNDS

                      Supplement dated November 16, 2000 to
                  the Class A, B, C, M and T Income Prospectus
                             dated November 1, 2000

1.   PROPOSED FUND REORGANIZATIONS

     On November 2, 2000, the Board of Directors/Trustees of the Pilgrim Funds approved proposals to reorganize the following Disappearing Funds into the following Surviving Funds (the "Reorganizations"):

               DISAPPEARING FUND                            SURVIVING FUND
               -----------------                            --------------

     Pilgrim Government Securities Income Fund        Pilgrim GNMA Income Fund
     Pilgrim High Total Return Fund                   Pilgrim High Yield Fund II
     Pilgrim High Total Return Fund II                Pilgrim High Yield Fund II

     The proposed Reorganizations are subject to the approval of shareholders of the Disappearing Funds. If shareholder approval is obtained, it is expected that the Reorganizations will take place in the first quarter of 2001.

2.   EXCHANGES

     Effective November 6, 2000, the following disclosure supplements the disclosure under "Shareholder Guide -- Transaction Policies -- Exchanges" on pages 29-30 of the Prospectus:

     You may also exchange shares of a Fund for shares of the same class of any ING Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE